Q1’25 Earnings May 12, 2025

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; a future pandemic or health epidemic; the impact from tariffs; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow and net debt as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in this document. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow and net debt as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with the Take 5 Matter, (xvi) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA Margin means Adjusted EBITDA divided by total revenues and revenues net of pass-through costs. Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock-based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) costs associated with the Take 5 Matter, (xii) EBITDA for economic interests in investments and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable segment means Adjusted EBITDA by Segment divided by total Segment revenues and revenues net of pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, product samples, retailer fees and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property, equipment and software as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) cash paid for costs associated with the Take 5 Matter, (ix) net effect of foreign currency fluctuations on cash, and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Q1’25: Commitment to Clients During Challenged Environment Tariff concerns are creating a softer operating environment with near-term volatility expected from customers and consumer demand Majority of the Adjusted EBITDA decline is due to intentional client exits and transformation spend; calendar shift also weighed on performance Staffing headwinds created execution challenges; being addressed via revamped talent acquisition and labor sharing strategies Transformation progress on track; one-time ERP impact to DSO Strong track record of resilience through volatile economic environments Revenues(1) -5% YOY $696M Adjusted EBITDA(2) -18% YOY $58M Adjusted Unlevered Free Cash Flow(3) $(7)M Net Leverage Ratio(3) 4.4x (1) From continuing operations excluding pass-through costs (2) Reflects Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) from continuing operations, which is a non-GAAP measure (3) Reflects Adjusted Unlevered Free Cash Flow from continuing and discontinued operations, which is a non-GAAP measure The Appendix has a reconciliation of non-GAAP measures to the most directly comparable GAAP measure 3 3

Tight labor markets continued to create staffing challenges Intentional turnover and attrition in the talent acquisition team exacerbated the issue Remedies to address started in Q2 Labor Markets Likely a modestly adverse net impact on service offering, dependent on CPG and consumer reactions; proactively implementing cost reduction programs across the company Advantage is a largely domestic services business without direct manufacturing exposure Advantage’s services geared toward mostly price-inelastic, non-discretionary staple products Tariffs Advantage has a track record of resilience in a recessionary environment Uncertain Market Landscape 4

Advantage Works Across The Entire Path to Purchase, Shaping Every Way People Shop Brokerage (HQ Sales) Category Mgmt Order to Cash Supply Chain Merchan-dising Branding Retail Media Into shoppers’ baskets Bringing product to digital and physical shelves Demo & Sampling Branded Services Retailer Services Experiential Services Omni-Commerce 5 Clients and customers come to Advantage for the clear productivity of spend that generates a high, tangible ROI

Q1’25 Business Segment Updates Retailer Services Branded Services Experiential Services Headwinds from lighter consumer spending and retail inventory destocking Negative impact from intentional client exits and client loss in 2H’24 Adapting and investing in the go-to-market next-generation selling model to serve clients through economic uncertainty Demand remained strong across regions and banners Addressing isolated staffing challenges to increase events per day and execution rate for the remainder of the year Continued momentum in services outside of traditional sampling Pricing actions and cost discipline were offset by regional staffing challenges Customer demand remains solid, while progress is being made expanding into adjacent categories and channels Actions are underway in Q2 to increase staffing levels 6

Enhancing Capabilities for Future Growth Simplify Advantage’s portfolio, operations and financial reporting Modernize tech, equip teammates to work smarter and build capabilities Sustainable long-term growth Simplify Transform Accelerate Executing the transformation phase 7

On Pace to Implement IT Transformation Initiatives New IT Systems Modernizing Technology AI Initiatives Launched Phase II of ERP system Modernizing cybersecurity, cloud migration and data lake for advanced analytics and enhanced tools Rationalizing duplicative and outdated systems over the next 2 to 3 years to largely offset incremental cost in 2025 Image recognition Shelf-level intelligence Data-driven tools like Power BI to translate enhanced real-time insights into action faster and at scale Contract management, routing merchandisers, HR workflow, sales tools and data analysis Potential partnerships and vendor relationships to build AI platforms and applications on a larger scale IT and data investments are foundational to help support teammates in better serving clients 8 Modernizing systems for increased speed, accuracy and deeper insights Equipping teammates with the right tools to drive efficiency and capitalize on growth opportunities Enabling competitive differentiation and improve productivity

Elimination of Duplicative and Outdated IT Systems

New IT Systems

- ERP Implementation
- Order Management/Admin Services
- CRM Upgrade
- HR Transformation
- Frontline Tech Tools
- Next Generation Selling
- Other Programs
- IT Utilities
- Cloud Infrastructure

Incremental IT Costs

2025
~$10M - $15M

Anticipated Savings From Elimination of Systems

2025	2026	2027
~$2M - $3M	~$4M - $5M	~$7M - $8M

Excludes business efficiencies expected from the new IT ecosystem

Advantage Solutions
9

Confidence to achieve 30%+ uplift in availability of hours for relevant teammates Advancing Workforce Optimization Strategies Enhancing how Advantage assigns and deploys talent in 85,000+ retail stores Enhance Teammate Experience Increase teammate retention and help build careers at Advantage Benefits can include additional efficiencies related to talent acquisition, training and development Optimize Operating Structure Proof of concept and pilot program for a new field-operating organizational structure Centralized labor model rollout expected in 2H’25 to eventually cover the majority of part-time labor hours Leverage Technology Optimize workforce management for greater speed and agility AI-assisted shared staffing pilot program underway 10

Revenues and Adjusted EBITDA expect to range from down low single digits to flat with the prior year Seasonality exacerbated by discrete items in Q1 creating a more back-half weighted outlook relative to 2024 2025 Guidance Potential for upside in delivering >50% of Adjusted EBITDA target due to improved working capital management Cash Flow Acknowledging a softer environment in the broader consumer market Confidence in Advantage’s people and investments to enhance capabilities for high quality client service Macro Environment 11 Lowering 2025 Outlook Due to Macro Uncertainty Transformation initiatives are positioning Advantage for long-term earnings power and cash generation

Progress on Transformation in a Challenging Market Environment Revenues and Adjusted EBITDA margins exclude pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding $821.8 $861.4 (5)% (18)% Revenues Net of Pass-Through Costs Pass-Through Costs Q1 performance impacted by intensifying headwinds across CPG and retail along with discrete items, including a calendar shift weighing on performance Adjusted EBITDA affected by staffing challenges and transformation-related investment Advancing the implementation of transformation initiatives for long-term sustainable growth Highlights TOTAL ADVANTAGE 12 (5)%(1) Revenues (Continuing Operations) $ in millions Y/Y growth % margin(1) $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations)

Revenues and Adjusted EBITDA margins exclude pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (19)% (12)% % margin(1) CPG Softness and Client Exits Weighed on Performance Highlights $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations) BRANDED SERVICES $289.8 $329.1 $ in millions Y/Y growth 13 Revenues (Continuing Operations) Results impacted by two intentional client exits in Q1’24, client loss in 2H’24, and effects from retailer inventory destocking CPGs reduced discretionary marketing, impacting omni-commerce marketing services Continued investments in next generation selling model; new business pipeline is robust Supporting CPG clients during uncertain times through cost-advantaged service offerings, including syndicated retail merchandising and supply chain Revenues Net of Pass-Through Costs Pass-Through Costs (9)%(1)

Customer Demand Remains Healthy

EXPERIENTIAL SERVICES

Revenues

(Continuing Operations)

$ in millions

Y/Y growth



2%
(1)%(1)
$314.0
$ 93.2
$ 220.8
$307.4
$ 85.0
$ 222.4
Q1'25
Q1'24
Revenues Net of Pass-Through Costs
Pass-Through Costs

Adjusted EBITDA

(Continuing Operations)

$ in millions

Y/Y growth

% margin(1)



(28)%
$ 12.1
5.5%
$ 16.7
7.5%
Q1'25
Q1'24

Highlights

- Strong client demand across regions and banners; continued momentum beyond traditional sampling
- Events per day (EPD) down 1% due to client loss and staffing challenges
  - EPD up ~3% excl. client loss
  - Execution rate was ~93%
- Price actions helped cover wage inflation; however, teammate investments and discrete items hurt EBITDA and margins
- Early success in Q2 to increase staffing

(1) Revenues and adjusted EBITDA margins exclude pass-through costs
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure
See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures
Totals may not add due to rounding

Advantage Solutions

14

Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (7)% (3)% % margin Solid Demand Offset by Staffing Challenges Adjusted EBITDA (Continuing Operations) 15 $ in millions Y/Y growth $ in millions Y/Y growth RETAILER SERVICES Highlights Revenues (Continuing Operations) Actions underway to quickly address staffing challenges that impacted retail merchandising Market headwinds continue to affect regional grocery stores, causing delays for in-store assembly activities and softness in agency services Momentum in advisory services demand offset by softness in the regional grocery channel

Healthy Balance Sheet and Liquidity Position

As of 3/31/2025

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%(2)	$1,103
Senior Secured Notes	2028	6.50%	595
Total Gross Debt			**$1,698**
Less: Cash and Cash Equivalents			(121)
Total Net Debt(1)			**$1,577**

Maturity Schedule



$ in millions
$1,502(3)
$399
$1,103
$595
2027E
2028E

4.4x Net Debt / LTM Adj. EBITDA; ~76% hedged / fixed
(inclusive of discontinued operations)

$399M of gross availability under credit facility
(no meaningful maturities until Q4 2027)

(1) Net debt is a non-GAAP financial measure. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,103M obligation in 2027E maturity as of 03/31/25, $399M of Revolving Credit borrowing capacity was reduced by $51.6M due to outstanding letters of credit. Also, divestitures and slower revenue growth in Q1'25 resulted in a reduced asset base used to determine the ABL available credit.

Advantage Solutions

16

Improved Cash Flow Expected Post Q1

Capex & Adj. Unlevered FCF

- Capex from continuing operations was ~$15M
- Adjusted Unlevered FCF was a ~$7M use of cash
  - Net working capital was a use of cash due to a slightly greater-than-expected temporary increase in DSO from the ERP implementation
- Restructuring and reorganization costs declined by ~$16M YOY and ~$10M vs. Q4'24

Cash flow expected to improve as the year progresses

Capital Allocation Actions

- ~$20M (face value) of voluntary debt repurchases and ~$3M in mandatory debt amortization
- ~$1M (0.5M shares) spent on discretionary share buybacks
- $121M of cash and cash equivalents as of 3/31/25

Current debt and equity trading levels present attractive value creation opportunities with excess cash

Advantage Solutions
17

Revised 2025 Guidance $ in millions, unless otherwise noted Current Prior Revenues Down Low Single Digits to Flat Up Low Single Digits Adjusted EBITDA Down Low Single Digits to Flat Up Low Single Digits (similar to growth rate of 2024) Adjusted UFCF Conversion >50% of Adjusted EBITDA >50% of Adjusted EBITDA Net Interest Expense $140 - $150 $140 - $150 Capex $65 - $75 $65 - $75 2025 revenue outlook excludes pass-through costs 2025 guidance compares to 2024 on a continuing operations basis Adjusted unlevered free cash flow (UFCF) conversion is on a continuing and discontinued operations basis See the Appendix for a reconciliation of Adjusted EBITDA and Adjusted UFCF non-GAAP financial measures to the most comparable GAAP measure 18 Long-term Net Leverage Target: <3.5x

Appendix 19

Net Loss to Adjusted EBITDA from Continuing Operations and Discontinued Operations Non-GAAP Reconciliation (1/8) 20

Branded Services Segment Operating Loss to Adjusted EBITDA Non-GAAP Reconciliation (2/8) 21

Experiential Services Segment Operating Loss to Adjusted EBITDA Non-GAAP Reconciliation (3/8) 22

Retailer Services Segment Operating Income/(Loss) to Adjusted EBITDA Non-GAAP Reconciliation (4/8) 23

Revenues to Revenues Net of Pass-Through Costs Non-GAAP Reconciliation (5/8) 24

Adjusted Unlevered Free Cash Flow Non-GAAP Reconciliation (6/8) 25 NMF=Mot Meaningful

LTM Adjusted EBITDA, Net Debt and Net Debt to Adjusted EBITDA Ratio Non-GAAP Reconciliation (7/8) 26

Footnotes Non-GAAP Reconciliation (8/8) 27 (a) Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan. (b) Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of Advantage. (c) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods. (d) Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities. (e) Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program and employee termination benefits associated with a reduction-in-force and other optimization initiatives. (f) Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (g) Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities. (h) Represents costs associated with collection and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs. (i) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (j) Reimbursable expenses are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs. (k) Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell. (l) Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives. (m) Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (n) Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs. (o) Represents unaudited periods April 1, 2024 to March 31, 2025 to sum up to the last twelve months of financials inclusive of discontinued operations (summations are unaudited).